UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 12, 2005
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31230 (Commission File Number)	06-1215192 (IRS Employer Identification No.)

700 Louisiana, Suite 4300, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 570-3200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index

Press Release of August 12, 2005
Press Release of August 12, 2005

Item 2.02 Results of Operations and Financial Condition.
     On August 12, 2005, Pioneer Companies, Inc., a Delaware corporation (the “Company”) issued a press release announcing its results for the quarter ended June 30, 2005. A copy of such press release is being included as an exhibit to this report.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit number	Description
99.1	Press Release of August 12, 2005, Announcing 2005 Second Quarter Results

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER COMPANIES, INC.
By:	/s/ Kent R. Stephenson
Kent R. Stephenson
Vice President, General Counsel and Secretary
Dated: August 15, 2005

Exhibit Index

Exhibit number	Description
99.1	Press Release of August 12, 2005, Announcing 2005 Second Quarter Results